AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 2, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

AMERICAN INDEPENDENCE STOCK FUND

 (TICKER SYMBOL:  ISFSX)

This supplement to the Summary Prospectus dated March 1 2015, for the American Independence Funds Trust, updates certain information in the Summary Prospectus with respect to the Class C shares of the American Independence Stock Fund (the “Fund”), a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Fund has approved, the temporary suspension of the offering of Class C shares for the Fund until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE